Exhibit 99.1

                            CERTIFICATION PURSUANT TO
                   TITLE 18, UNITED STATES CODE, SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


In connection with the Annual Report on Form 11-K/A for the fiscal year ended December 31, 2002 as filed on behalf of the Peoples Bancorp Inc. Retirement Savings Plan (the "Plan") with the Securities and Exchange Commission on the date hereof (the "Report"), the undersigned Robert E. Evans, President and Chief Executive Officer of Peoples Bancorp Inc., and John W. Conlon, Chief Financial Officer of Peoples Bancorp Inc., certify, pursuant to Title 18, United States Code, Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of their knowledge:

        1) The Report fully complies with the requirements of Section 15(d) of the Securities Exchange Act of 1934; and

        2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Plan.


/s/ ROBERT E. EVANS                            *
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Robert E. Evans, President and Chief Executive Officer
of Peoples Bancorp Inc.
June 23, 2003


/s/ JOHN W. CONLON                             *
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John W. Conlon, Chief Financial Officer
of Peoples Bancorp Inc.
June 23, 2003


         *A signed original of this written statement required by Section 906, or other document authenticating, acknowledging, or otherwise adopting the signature that appears in typed form within the electronic version of this written statement required by Section 906, has been provided to Peoples Bancorp Inc. and will be retained by Peoples Bancorp Inc. and furnished to the Securities and Exchange Commission or its staff upon request.